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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2000


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                                     11-1817252
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 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                    Identification Number)


                         650 TOWNSEND STREET, SUITE 225
                         SAN FRANCISCO, CALIFORNIA 94103
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On October 26, 2000 Rocco Commisso resigned from the Company's Board of Directors effective immediately.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SoftNet Systems, Inc.
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                                                 (Registrant)

Date:  November 13, 2000             By:  /s/ LAWRENCE BRILLIANT
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                                                 Lawrence Brilliant
                                                 Chief Executive Officer